UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 22, 2023, Match Group, Inc. ("Match Group") held its annual meeting of stockholders. Stockholders present in person or by proxy, representing 251,857,309 shares of Match Group common stock voted on the following matters:
1. Election of Directors—stockholders elected the following three directors of Match Group, each to hold office for a three-year term ending on the date of the annual meeting of Match Group's stockholders in 2026 or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from the Board of Directors of Match Group). Stockholders eligible to vote voted as follows:

	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
Sharmistha Dubey	205,188,164	12,561,580	15,869,782
Ann L. McDaniel	191,325,688	26,404,616	15,889,222
Thomas J. McInerney	211,096,472	6,624,865	15,898,189
In addition to the votes cast and abstentions for each director nominee described above, there were 18,237,783 broker non-votes with respect to each director nominee.
2. The Say on Pay Proposal—stockholders did not approve, on an advisory basis, the compensation paid to Match Group’s named executive officers for the fiscal year ended December 31, 2022. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
68,641,882	148,377,816	16,599,828
In addition to the votes cast and abstentions described above, there were 18,237,783 broker non-votes with respect to the Say on Pay Proposal.
3. The Auditor Ratification Proposal—stockholders ratified the appointment of Ernst & Young LLP as Match Group's independent registered public accounting firm for the 2023 fiscal year. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
219,809,749	15,827,672	16,219,888

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Jared F. Sine
Jared F. Sine
Chief Business Affairs and Legal Officer

Date: June 23, 2023